EXHIBIT 10.58

           ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is

executed as of this 15th of May, 1989, by and between

Panda Energy Corporation, a Texas corporation

("Assignor"), and Panda-Rosemary Corporation, a Texas

corporation ("Assignee").


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt

and sufficiency of which are hereby acknowledged,

Assignor and Assignee hereby agree as follows:

         1. Assignment. Assignor hereby assigns,

transfers, and conveys unto Assignee all assets of

Assignor, real and personal, tangible and intangible,

that relate to or were acquired by Assignor in connection

with the development, construction, and operation of a

175 Megawatt cogeneration facility to be located in

Roanoke Rapids, North Carolina (the "Project"), including

but not limited to the applications, permits and

contracts described in Exhibit A attached hereto, subject

to any conditions set out in Exhibit A (the "Transferred

Assets").

         2. Assumption. As partial consideration for the

assignment of the Transferred Assets, Assignee hereby assumes and agrees to pay, perform, or otherwise

satisfy and discharge any and all debts, obligations, and

liabilities of Assignor arising or to be performed after

the effective date hereof under, pursuant to, or in

connection with the Transferred Assets or the Project.

             3. Additional Consideration. As additional consideration

for the Transferred Assets, Assignee hereby agrees to (i) issue 1,000 shares of its Common Stock, $0.01 par value, and (ii) pay

to Assignor, $------ in cash to be determined,  as reimbursement for certain expenses incurred by Assignor in connection with the

Project.

          IN WITNESS WHEREOF, the undersigned have

executed this Assignment and Assumption Agreement as of

the date and year first above written.

                              PANDA ENERGY CORPORATION

                              By:_________________________
                                  Robert W. Carter
                              Chairman and Chief
                              Executive Officer





                              PANDA-ROSEMARY CORPORATION


                              By: _______________________
                                   Robert W. Carter
                              President and Chief
                              Executive Officer






                        EXHIBIT A

         1. Power Purchase and Operating Agreement dated to be effective as of January 24, 1989, between the Company and Virginia Electric and Power Company.

         2. Cogeneration Energy Supply Agreement dated to be effective as of January 12, 1989, between the Company and The Bibb Company.

         3. Agreement with General Electric Company for the manufacture and purchase of new Frame Six and Frame
Seven Gas Turbine Generators.

        4. Fuel supply contracts or commitments.

        5. Agreement with ABB Turbine, Inc. for the manufacture and purchase of a 50 Megawatt Steam Turbine
(Type HT25/LT33).

         6. Agreement with Radian Corporation of Research
Triangle, North Carolina to prepare an application for a permit from the North Carolina Department of Natural
Resources and the Community Development, Air Quality
Section, in Raleigh, North Carolina.

         7. Agreement with Trigon Engineering
Consultants, Inc. to conduct an environmental evaluation of the Project site.

         8. Agreement with Nooter/Erkisen Cogeneration
Systems, Inc. for the manufacture and purchase of one
Frame 6 heat recovery steam generator and one Frame 7 heat recovery steam generator.

         9. Certificate of Public Convenience and
Necessity
issued on May 12, 1989, by the North Carolina Utility
Commission, such assignment to be effective only upon approval by the North Carolina Utility Commission, if required.

         10. Conditional use approval issued by the City of Roanoke Rapids, North Carolina, evidenced by a letter dated May 2, 1989, such assignment to be effective only upon approval by the City of Roanoke Rapids, North
Carolina, if required.

         11. Application for Certification of Facility as a Cogeneration Facility submitted to the Federal Energy
Regulatory Commission on May 9, 1989, such assignment to be effective only upon approval by the Federal Energy
Regulatory Commission, if required.